UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2021

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SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-23248	36-3918470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Landmeier Road

Elk Grove Village, Illinois 60007

(Address of Principal Executive Offices) (Zip Code)

(847) 956-8000

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	SGMA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 29, 2021, SigmaTron International, Inc. (the “Company”) announced that due to insufficient shareholder votes represented by proxy or in person to constitute a quorum of the Company’s outstanding shares of common stock for the transaction of business, it intends to adjourn, without conducting any business, its special meeting of stockholders (the “Special Meeting”) scheduled to occur at 10:00 a.m., Central Daylight Time, on September 29, 2021, and reconvene at 10:00 a.m., Central Daylight Time, on October 22, 2021, to vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2021 (the “Proxy Statement”). The Company does not intend to change the record date for the Special Meeting. Only stockholders of record at the close of business on August 24, 2021 are entitled to vote at the reconvened Special Meeting.

During the period of the adjournment, the Company will continue to solicit proxies from its stockholders with respect to the proposals set forth in the Proxy Statement. Proxies previously submitted in respect of the Special Meeting will be voted at the adjourned meeting unless properly revoked.

No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Proxy Statement and any other materials filed by the Company with the SEC remain unchanged and may be obtained free of charge at the SEC’s website at www.sec.gov.

A copy of the Company’s press release announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

Exhibit 99.1	SigmaTron International, Inc. press release, dated September 30, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: September 30, 2021	By:	/s/ Gary R. Fairhead
Gary R. Fairhead
President and Chief Executive Officer